                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       CONNECTICUT WATER SERVICE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                       CONNECTICUT WATER SERVICE, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            [CONNECTICUT WATER LOGO]

                        Connecticut Water Service, Inc.
                              93 West Main Street
                           Clinton, Connecticut 06413

                                                                  March 17, 1999

Dear Shareholder:

     You are cordially invited to the Annual Meeting of Shareholders of Connecticut Water Service, Inc., scheduled to be held on April 23, 1999, at The Harley Hotel, One Bright Meadow Boulevard, Enfield, Connecticut, beginning at 2:00 PM. If you plan to attend, please call 1-800-428-3985, Extension 305, and leave your name, address and telephone number. Directions for the meeting will be mailed to you. Your Board of Directors and executive officers look forward to personally meeting you.

     At the meeting, you will be asked to elect five directors, to appoint independent auditors for the calendar year ending December 31, 1999, to amend and restate the Company's Performance Stock Program, and to transact such other business as may properly come before the meeting.

     In addition to the specific matters to be voted on, there will be a report on the progress of the Company and an opportunity for you to ask questions of general interest to shareholders. Important information is contained in the accompanying proxy statement which you are urged to carefully read.

     It is important that your shares are represented and voted at the meeting, regardless of the number you own or whether you attend. Accordingly, please sign, date, and return the enclosed proxy card as soon as possible.

     Your interest and participation in the affairs of the Company are appreciated.

                                         Sincerely,

                                         CONNECTICUT WATER SERVICE, INC.

                                         /s/ Marshall T. Chiaraluce
                                         Marshall T. Chiaraluce
                                         President and Chief Executive Officer

                                                                     cnscm/ps/99

                        CONNECTICUT WATER SERVICE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                THE HARLEY HOTEL

               ONE BRIGHT MEADOW BOULEVARD, ENFIELD, CONNECTICUT

Notice is hereby given that the Annual Meeting of Shareholders of Connecticut Water Service, Inc. (the "Company") will be held on April 23, 1999, 2:00 PM, at The Harley Hotel, One Bright Meadow Boulevard, Enfield, Connecticut, for the following purposes:

1.   To elect five directors;

2. To appoint Arthur Andersen LLP, independent public accountants, as independent auditors for the Company for the calendar year ending December 31, 1999;

3. To adopt a proposal to amend and restate the Company's Performance Stock Program; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on March 1, 1999 are entitled to notice of and to vote at this meeting or any adjournment thereof.

Shareholders are urged to attend the meeting in person.

By order of the Board of Directors,

/s/ Michelle G. D'Acri

Michele G. DiAcri, Secretary

March 17, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY IN THE ENVELOPE ACCOMPANYING THIS NOTICE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE SENT US YOUR PROXY.

                        CONNECTICUT WATER SERVICE, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 1999

The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at The Harley Hotel, One Bright Meadow Boulevard, Enfield, Connecticut, on April 23, 1999, at 2:00 PM, and at any adjournment of the meeting.

Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on March 1, 1999 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 4,533,103 shares of Common Stock, 15,000 shares of Cumulative Preferred
Stock -- Series A, $20 par value, and 29,499 shares of $.90 Cumulative Preferred Stock, $16 par value. Each share of Common Stock is entitled to three votes and each share of Cumulative Preferred Stock -- Series A is entitled to one vote on all matters coming before the meeting. The holders of shares of $.90 Cumulative Preferred Stock, $16 par value have no general voting rights.

Proxy solicitation costs will be paid by the Company. In addition to this solicitation by mail being made initially on or about March 17, 1999, officers and regular employees of the Company may make solicitations by telephone, mail, or personal interviews, and arrangements may be made with banks, brokerage firms, and others to forward proxy material to their principals. The Company has retained Morrow & Company, Inc. to assist in the solicitation of proxies at an estimated cost of $10,000, including expenses, which will be paid by the Company.

All shareholders unable to attend the meeting in person are urged to send in proxies to assure a good representation at the meeting. A proxy may be revoked at any time before it is voted by a letter sent to the Secretary of the Company, by a duly-executed proxy bearing a later date, or by voting in person at the meeting.

PROPOSAL (1) -- ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for a Board of no less than nine or more than fifteen directors, the exact number of directorships to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board. The directors are divided into three classes, I, II and III, as nearly equal in number as possible, with members to hold office until successors are elected and qualified. Each class is to be elected for a three-year term at successive annual meetings. As a result, only one class of directors is to be elected at each annual meeting.

The Board of Directors has fixed the number of directors at twelve, and has selected the five nominees listed below for election. Two Class II nominees, Messrs. Bigler and Wilbur, are presently directors of the Company; three nominees, Ms. Hanley and Messrs. Lengyel and Reeds, are new to the Company. Of the remaining directors, the Class III terms of Messrs. Baker, Luginbuhl, Moger and Packard expire in 2000, and the Class I terms of Ms. Hincks and Messrs. Chiaraluce and Neal expire in 2001. Ms. Hanzalek and Mr. Hennick have reached the Board's age limit and are not standing for reelection. Ms. Hanley and Mr. Lengyel are being nominated together with Messrs. Bigler and Wilbur, to serve as Class II directors for three-year terms expiring in 2002. Mr. Reeds is being nominated to serve the unexpired term of Mr. Gooley, as Class I director, and his term will expire in 2001. Mr. Gooley resigned from the Board on November 18, 1998.

Unless otherwise directed, it is intended that the enclosed proxy will be voted for the election of Ms. Hanley and Messrs, Bigler, Lengyel, Reeds, and Wilbur. If any nominee is unable or declines to serve, the persons named in the proxy may vote for some other person(s). Under Connecticut law, directors are elected by a plurality of the votes cast. Votes withheld and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting but are not considered as voted in the election of directors. Broker non-votes and abstentions are, therefore, not counted as votes cast and have no effect.

CLASS I -- NOMINEE FOR ELECTION AT THIS MEETING FOR TERM EXPIRING IN 2001.

----------------------------------------------------------------------------------------------

                                      Arthur C. Reeds, age 55, is a nominee for the
                                      Board of Directors. He is the former Chief
           ACReed photo               Investment Officer of Cigna Corporation and is a
                                      director of Conning Corporation, an investment
                                      banking firm. He retired from Cigna in November
                                      1997.
----------------------------------------------------------------------------------------------

CLASS II -- NOMINEES FOR ELECTION AT THIS MEETING FOR TERMS EXPIRING IN 2002.

----------------------------------------------------------------------------------------------

                                      Harold E. Bigler, age 67, presently serves on the
                                      Finance, Compensation and Strategic Planning
[photo of Harold E. Bigler]           Committees and has been a director since 1983. He
                                      is also the Chairman of Bigler Investment
                                      Management Company, Inc.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                      Mary Ann Hanley, age 41, is a nominee for the
                                      Board of Directors. She is Assistant to the
                                      President of St. Francis Hospital & Medical Center
                                      and Director of The Valencia Society, the
[photo of Mary Ann Hanley]            endowment fund for the hospital. From January 1995
                                      to February 1998, she was legal counsel to the
                                      Governor's Office, State of Connecticut. Prior to
                                      1995, she was Senior Vice President of DRUGS DON'T
                                      WORK!, a non-profit organization focused on
                                      preventing drug abuse.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                      Ronald D. Lengyel, age 60, is a nominee for the
[photo of Ronald D. Lengyel]          Board of Directors. He is the President, Chief
                                      Executive Officer and a Director of Naugatuck
                                      Valley Savings & Loan Association.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                      Donald B. Wilbur, age 57, presently serves on the
                                      Compensation and Strategic Planning Committees and
                                      the Committee on Directors and has been a director
[photo of Donald B. Wilbur]           since 1993. He is Plant Manager of Unilever Home
                                      and Personal Care, a personal products
                                      manufacturer, and is a Director of Middlesex
                                      Hospital and a Director of Liberty Bank.
----------------------------------------------------------------------------------------------

CLASS I -- DIRECTORS WHOSE TERMS CONTINUE UNTIL 2001.

----------------------------------------------------------------------------------------------

      [PHOTO OF MARSHALL T.           Marshall T. Chiaraluce, age 56, has been a
           CHIARALUCE]                director since 1992. He is the President and Chief
                                      Executive Officer of the Company.
----------------------------------------------------------------------------------------------

                                      Marcia L. Hincks, age 63, presently serves on the
                                      Audit, Compensation and Public Information
   [PHOTO OF MARCIA L. HINCKS]        Committees and has been a director since 1983. She
                                      retired as Vice President and Senior Counsel of
                                      Aetna Life & Casualty in December 1993.
----------------------------------------------------------------------------------------------

                                      Robert F. Neal, age 64, presently serves on the
                                      Pension Trust, Compensation, Strategic Planning
    [PHOTO OF ROBERT F. NEAL]         and Public Information Committees and has been a
                                      director since 1990. He retired as Senior Vice
                                      President-Network Services of Southern New England
                                      Telecommunications Corporation in June 1994.
----------------------------------------------------------------------------------------------

CLASS III -- DIRECTORS WHOSE TERMS CONTINUE UNTIL 2000.

----------------------------------------------------------------------------------------------

                                      Francis E. Baker, age 69, presently serves on the
                                      Finance, Pension Trust and Compensation Committees
                                      and the Committee on Directors and has been a
[photo of Francis E. Baker, Jr.]      director since 1973. (See Note below.) He is
                                      Chairman and a Director of Andersen Group, Inc.,
                                      an electronic and medical manufacturing and
                                      services company, and Chairman of J.M. Ney
                                      Company.
----------------------------------------------------------------------------------------------

                                      Rudolph Luginbuhl, age 70, presently serves on the
                                      Audit and Public Information Committees and has
[photo of Rudolph Luginbuhl]          been a director since 1994. He is a Real Estate
                                      Agent with D.W. Fish/Better Homes and a Corporator
                                      of The Savings Bank of Rockville.
----------------------------------------------------------------------------------------------

                                      Harvey G. Moger, age 71, presently serves on the
                                      Audit, Finance, Pension Trust and Strategic
                                      Planning Committees and has been a director since
[photo of Harvey G. Moger]            1981. He is the President of GBAJ Associates,
                                      which offers commercial real estate financial
                                      consulting services, and a Director of Ensign
                                      Bickford Realty Corporation.
----------------------------------------------------------------------------------------------

Note:   The Connecticut Water Company is a subsidiary of the Company. The affiliation of the Company (then Suburban Water Service, Inc.) and The Connecticut Water Company was effected on April 10, 1975. Prior to the affliliation, Mr. Baker was a director of The Connecticut Water Company. The Company's Board of Directors and the Board of Directors of The Connecticut Water Company are now identical.

----------------------------------------------------------------------------------------------

                                      Warren C. Packard, age 64, presently serves on the
                                      Audit and Pension Trust Committees and has been a
                                      director since 1991. He is retired, a former First
[photo of Warren C. Packard]          Selectman of the Town of Suffield, the retired
                                      President and Chief Executive Officer of The
                                      Wiremold Company, a manufacturing company, and is
                                      a Director of The Wiremold Company.
----------------------------------------------------------------------------------------------

     With the exception of Mr. Packard, whose term as First Selectman of the Town of Suffield expired on November 21, 1994, Ms. Hanley who was formerly legal counsel to the Governor's Office, State of Connecticut from January 1995 to February 1998 and Senior Vice President of DRUGS DON'T WORK! from 1993 to 1994 and Mr. Reeds who retired from Cigna Corporation in November 1997, each of the nominees and directors listed above has had the same employment for more than the past five years either in the position or positions indicated or in other similar or executive capacities with the same company or a predecessor.

     The Company's Board of Directors met five times during 1998. In addition, the Company has a number of committees, including an Audit Committee, a Finance Committee, a Pension Trust Committee, a Compensation Committee, a Public Information Committee, a Committee on Directors, and a Strategic Planning Committee, which met periodically during the year. In 1998, all directors attended more than 75% of the aggregate number of meetings of the Board and Committees on which they served, while they were directors.

     The Audit Committee, composed of Mmes. Hanzalek and Hincks and Messrs. Luginbuhl, Moger and Packard, reviews the activities, procedures and recommendations of the independent auditors of the Company and The Connecticut Water Company, and recommends annually the appointment of independent auditors for the year. The Committee met twice during 1998.

     The Finance Committee, composed of Ms. Hanzalek and Messrs. Baker, Bigler and Moger, makes recommendations to and advises the Board of Directors on financial policy and issuance of securities. The Committee met twice during 1998.

     The Pension Trust Committee, composed of Messrs. Baker, Moger, Neal and Packard, reviews the Pension Trust Fund of The Connecticut Water Company Employee Retirement Fund and the VEBA Trust Fund for retiree medical benefits, reviews and determines actuarial policies and investment guidelines, and selects the investment managers. The Committee met four times during 1998.

     The Compensation Committee, composed of Ms. Hincks and Messrs. Baker, Bigler, Neal and Wilbur, makes recommendations to and advises the Board of Directors on officer compensation and the promotion and hiring of officers, reviews Company fringe benefit plans other than retirement plans and administers the Performance Stock Program. The Committee met once during 1998.

     The Public Information Committee, composed of Mmes. Hanzalek and Hincks and Messrs. Hennick, Gooley*, Neal and Luginbuhl, advises management on policies for communicating Company information to the general public, government officials, investors and other interested parties. The Committee met twice during 1998.

     The Committee on Directors, composed of Ms. Hanzalek, and Messrs. Baker, Gooley* Hennick and Wilbur, recommends nominees to the Board of Directors. The Committee met twice during 1998.

     The Strategic Planning Committee, composed of Ms. Hanzalek and Messrs. Bigler, Hennick, Moger, Neal and Wilbur, oversees the preparation and implementation of the Company's Strategic Plan. The Committee met once during 1998.

     Pursuant to the Company's Bylaws, nominations for directors may be made by any shareholder entitled to vote for the election of directors at the meeting who complies with the following procedures. A nomination by a shareholder shall be made only if such shareholder has given proper and timely notice in writing to the Secretary of the Company of such shareholder's intent to make such nomination. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than (i) with respect to an election to be held at an annual meeting of shareholders, the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of shareholders called for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first mailed to shareholders. Each such notice must set forth: (a) the name and address of the person or persons to be nominated; (b) the name and address, as they appear on the Company's books, of the shareholder making such nomination; (c) the class and number of shares of the Company which are beneficially owned by the shareholder; (d) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (f) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Company if so elected. Any such notice of nominations for consideration at the 2000 Annual Meeting must be received by the Company's Secretary by the close of business on December 27, 1999. The presiding officer at the meeting shall determine if the facts

---------------

* Mr. Gooley resigned from the Board on November 18, 1998.

warrant that such nomination was not made in accordance with the provisions of the Company's Bylaws, and if the officer should so determine, he shall so declare to the meeting and any nominations not properly made shall be disregarded.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16 of the Securities Exchange Act of 1934, directors, officers and certain beneficial owners of the Company's equity securities are required to file reports of their transactions in the Company's equity securities with the Securities and Exchange Commission on specified due dates. In 1998, reports of transactions by all directors, officers and such beneficial holders were timely filed. In making this statement, the Company has relied on the written representations of its directors, officers and ten percent shareholders and copies of the reports that they have filed with the Securities and Exchange Commission.

MANAGEMENT COMPENSATION

     The following tabulation sets forth the total compensation paid by the Company and The Connecticut Water Company during 1998, 1997 and 1996 to each of the executive officers, including the Chief Executive Officer of the Company, receiving more than $100,000 aggregate compensation in 1998. The Company has no employees. All officers are employees of The Connecticut Water Company and all compensation is paid by The Connecticut Water Company.

                           SUMMARY COMPENSATION TABLE

                                                                           Long Term Compensation Awards
               Name and                                                      Awards, Restricted Stock
          Principal Position               Year          Salary($)                 Awards($)(1)
  Marshall T. Chiaraluce                   1998          230,500(2)                   $56,161
  President and Chief Executive            1997          222,722(2)                   $52,320
  Officer                                  1996          212,122(2)                   $28,705
------------------------------------------------------------------------------------------------------------
  David C. Benoit                          1998           130,500                     $19,621
  Vice President Finance and               1997           118,000                     $17,888
  Accounting and Treasurer                 1996           105,000                     $12,346
------------------------------------------------------------------------------------------------------------
  James R. McQueen                         1998           126,500                     $22,145
  Vice President Engineering and           1997           114,000                     $14,272
  Planning                                 1996           101,612                     $ 8,109
------------------------------------------------------------------------------------------------------------
  Terrance P. O'Neill                      1998           124,500                     $19,106
  Vice President of Operations             1997           110,000                     $14,784
                                           1996            94,562                     $ 8,109
------------------------------------------------------------------------------------------------------------
  Maureen P. Westbrook                     1998            99,500                     $16,840
  Vice President, Administration           1997            78,907                       --
  and Government Affairs                   1996            69,213                       --

(1) The values shown on the table are based on shares actually earned with respect to the given year, valued on the date vested. The value of the full number of shares of restricted stock initially allocated to Messrs. Chiaraluce, Benoit, McQueen and O'Neill under the Company's Performance Stock Program was $52,111, $14,709, $18,907 and $18,907 respectively in 1996; and $54,196, $19,664, $15,299 and $15,299 respectively in 1997. Ms.
    Westbrook entered the Company's Performance Stock Program in 1998. The value of the full number of shares of restricted stock initially allocated to Messrs. Chiaraluce, Benoit, McQueen and O'Neill and Ms. Westbrook under the Company's Performance Stock Program in 1998 was $56,092, $20,352, $20,352, $20,352 and $15,835, respectively. The date on which shares vested was February 14, 1997 for the 1996 awards, February 13, 1998 for the 1997 awards and March 1, 1999 for the 1998 awards. Pursuant to the Company's Performance Stock Program, Messrs. Chiaraluce, Benoit, McQueen and O'Neill elected to defer 100%, 50%, 70% and 0% of their 1997 and 1998 awards respectively. Ms. Westbrook elected to defer 0% of her 1998 award. At the end of 1998, and prior to vesting, Messrs. Chiaraluce, Benoit, McQueen, and O'Neill and Ms. Westbrook owned 2,181, 762, 860, 742 and 654 shares of restricted stock, respectively, with an aggregate value of $56,092, $20,352, $20,352, $20,352 and $15,835, respectively. Dividends are paid on restricted stock.

(2) This amount includes Mr. Chiaraluce's fees as a director of the Company.

RETIREMENT BENEFITS

     Officers and employees of the Company and The Connecticut Water Company are entitled to receive retirement benefits under a pension plan, and executive officers are entitled to receive benefits under supplemental executive retirement agreements, which provide for defined benefits in the event of retirement at a specified age and after a specified number of years of service based on highest average annual compensation. Examples of annual full straight life annuity allowances payable under the pension plan and supplemental agreements to employees and executive officers are set forth in the following table. As of December 31, 1998, the estimated credited years of service for Messrs. Chiaraluce, Benoit, McQueen and O'Neill and Ms. Westbrook are 7, 3, 33, 18 and 10, respectively. The table assumes retirement occurs at age 65 which for Messrs. Chiaraluce, Benoit, McQueen and O'Neill and Ms. Westbrook would occur with 17, 27, 43, 40 and 36 years of credited service, respectively. Highest average annual compensation is the highest average regular basic compensation received by an individual from the Company and The Connecticut Water Company during any 60 consecutive months.

HIGHEST AVERAGE ANNUAL                       5 OR MORE
COMPENSATION DURING                          YEARS
60 CONSECUTIVE MONTHS                        OF SERVICE*
      $100,000.............................      $60,000
      $125,000.............................      $75,000
      $150,000 and above...................      $90,000

---------------
* In the case of each of Mr. Chiaraluce and Mr. Benoit, the amounts are reduced by benefits payable under the retirement plan of a prior employer.

DIRECTOR COMPENSATION

     Since the Boards of Directors of the Company and The Connecticut Water Company are identical, regular meetings of each are generally held on the same day. Directors were compensated in 1998 $250 for each regular meeting and $350 for each special meeting of Connecticut Water Service, Inc. and $450 for each regular and special meeting, and $400 for each committee meeting of The Connecticut Water Company. In addition, directors of The Connecticut Water Company were paid a $4,000 annual retainer.

     Since January 1999, but not including the regular January 1999 meeting of the Board of Directors, directors have received $250 for each regular meeting, $350 for each special meeting and $250 for each committee meeting of Connecticut Water Service, Inc. and $450 for each regular, special and committee meeting of The Connecticut Water Company. In addition, directors of The Connecticut Water Company are paid a $4,000 annual retainer.

     Mr. Chiaraluce, President and Chief Executive Officer, receives the same retainer and meeting fees as other directors; he does not receive a fee for committee meetings. These amounts are included in the Summary Compensation Table on Page 9. Directors who are not officers are not entitled to retirement benefits from the Company.

     Pursuant to a Directors Deferred Compensation Plan, the Directors of the Company and The Connecticut Water Company may elect to defer receipt of all or a specified portion of the compensation payable to them for services as Directors until after retiring as Directors. Any amounts so deferred are credited to accounts maintained for each participating Director, and interest at an annual rate of 10.74% is currently credited monthly to all deferred amounts. Distribution of amounts deferred and accumulated interest may be made, at the election of each participating Director, in a lump sum or in annual installments over a period of years specified by the Director, such distribution to commence in the year following the year in which the individual ceases to be a Director. In 1998, five Directors elected to participate in the Plan.

EMPLOYMENT CONTRACTS, CHANGE-IN-CONTROL, AND TERMINATION ARRANGEMENTS

     The Company and The Connecticut Water Company have entered into Amended and Restated Employment Agreements with Messrs. Chiaraluce, Benoit, McQueen and O'Neill and Ms. Westbrook. The intent of the agreements is to ensure dedication of the management of the Company in the event of a change in control of the Company. The agreements do not become effective until a "Change-in-Control", as defined in the agreements, occurs (the "Effective Date").

     As of the Effective Date, The Connecticut Water Company agrees to employ the executives for a continuously renewing three year period commencing on the Effective Date. Compensation under the agreements is paid by The Connecticut Water Company and consists of (i) a base salary and (ii) an annual bonus. In addition to compensation, the executives are entitled to the following benefits:
(i) participation in incentive, savings and retirement plans applicable to executive employees, (ii) participation in welfare benefit plans applicable to executive employees, (iii) reimbursement of all reasonable expenses, (iv) fringe benefits, including the use of an automobile, (v) an office and support staff, and (vi) paid vacation in accordance with The Connecticut Water Company's policy.

     The agreements terminate and the executives shall be paid in connection with such termination as follows:

(1) If the executive's employment is terminated for cause or voluntarily, by the executive, other than for good reason, the obligations of The Connecticut Water Company under the agreement cease and the executive forfeits all right to receive any compensation or other benefits under the agreement except only compensation or benefits accrued or earned and vested (if applicable) by the executive as of the date of termination, including base salary through the date of termination, benefits payable under the terms of any qualified or nonqualified retirement plans or deferred compensation plans maintained by The Connecticut Water Company, any accrued vacation pay as of the date of termination not yet paid and any benefits required to be paid by law such as continued health care coverage (collectively, the "Accrued Obligations").

(2) If the executive's employment is terminated by reason of the executive's death, in addition to the Accrued Obligations and any other benefits which may be payable by

      The Connecticut Water Company in respect of the death of the executive, the base salary then payable continues to be paid at the then current rate for a period of six months to the executive's beneficiary or estate.

(3) If the executive's employment is terminated due to the executive having attained the age of sixty-five, the obligations of The Connecticut Water Company under the agreement ceases and the executive forfeits all right to receive any compensation or other benefits under the agreement except for the Accrued Obligations.

     The agreements may also be terminated by full compliance by The Connecticut Water Company with the provisions listed below, if the executive's employment shall have been terminated for any reason other than cause, death or attainment of age sixty-five; or if the executive's employment shall have been terminated by reason of the executive's disability; or if the executive shall have voluntarily terminated employment for good reason. The provisions to be complied with by The Connecticut Water Company are as follows: payment or provision of
(i) a lump-sum payment in consideration of the executive's covenants regarding confidential information and non-competition; (ii) an amount equal to three times the base salary of the executive, plus an amount equal to three times the bonus paid or payable with respect to the fiscal year immediately preceding the date of termination or, if higher, three times the average bonus payable to the executive in respect of the three full fiscal years immediately preceding the Effective Date, payable over the three years following termination, reduced by the amount determined under (i) above; (iii) an amount equal to the aggregate amounts that The Connecticut Water Company would have contributed on behalf of the executive under any qualified defined contribution retirement plan(s) in effect at the time, plus estimated earnings thereon had the executive continued to participate in such plan(s) for an additional three years; (iv) an amount equal to the difference between benefits which would have been payable to the executive under any deferred compensation agreement had the executive continued in the employ of The Connecticut Water Company for an additional three years and the benefits actually payable to the executive under such deferred compensation agreement; (v) additional retirement benefits equal to the difference between the annual pension benefit that would have been payable to the executive under The Connecticut Water Company's qualified defined benefit retirement plan and under any nonqualified supplemental executive retirement plan covering the executive had the executive continued to participate in such plan(s) for an additional three years and the annual benefits actually payable to the executive under any such plans; and (vi) disability benefits at least equal to the most favorable of those provided by, and in effect with, The Connecticut Water Company and the Company if the executive's employment is terminated by reason of the executive's disability. The amounts described in (iii), (iv) and (v) above are not payable until the conclusion of a two-year non-compete period that commences upon termination of the executive's employment.

     In addition to the above: the executive will become fully vested in any form of compensation previously granted, such as restricted stock, stock options, and performance share awards; the executive shall continue to participate in all life, health, disability and similar welfare benefit plans and programs of The Connecticut Water Company for a period of three years and will be credited with three additional years of service for purposes of determining eligibility to participate in any such plans or programs maintained by The Connecticut Water Company for retirees; the executive will continue to receive for three additional years such perquisites, other than those specified above, as the executive was receiving at the date of termination of employment; and The Connecticut Water Company will reimburse the executive for the amount of any reasonable legal or accounting fees and expenses incurred in order to obtain or enforce any right or benefit provided under the agreement.

     In the event that any payment or benefit received or to be received by the executive under the agreement would be subject to the Federal excise tax imposed by the Internal Revenue Code of 1986, as amended, then such payment or benefit will be reduced to the extent necessary to avoid the application of the excise tax, but only if such reduction would result in the executive's receipt of a greater payment or benefit on an after-tax basis than would have been receivable by the executive had such excise tax been paid.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for making recommendations to the Board on executive compensation and administering the Company's Performance Stock Program.

EXECUTIVE COMPENSATION PRINCIPLES

     The Company's executive compensation plan is designed to align executive compensation with the Company's and/or The Connecticut Water Company's strategic business planning which includes management initiatives and business financial performance. Through this process the Compensation Committee has established a program to:

- Attract and retain key executives critical to the long-term success of the Company.

- Reward executives for the accomplishment of strategic goals which reflect customer service and satisfaction as well as the enhancement of shareholder value.

- Integrate compensation programs with both The Connecticut Water Company's annual performance review and the Company's and/or The Connecticut Water Company's strategic planning and measuring processes.

- Support a performance-oriented environment that rewards performance with respect to overall performance goals and performance on individual goals for each participant in the plan.

EXECUTIVE COMPENSATION PROGRAM

     The total compensation program consists of both cash and equity based compensation. The annual compensation consists of a base salary and any Common Stock awarded through the Performance Stock Program. The Compensation Committee recommends a salary range and a level of salary for executive officers. The Compensation Committee determines the salary or salary range based upon competitive norms from periodic studies of a peer group of other water companies. Actual salary changes are based upon such norms and upon performance. Additional incentives are provided through the Performance Stock Program.(1) The Compensation Committee reviews and approves the participation of executive officers of The Connecticut Water Company under the Performance Stock Program. The Compensation Committee also approves the award value each year as a percentage of base salary and the basis for judging performance over the following year. Awards for 1998 were based on whether the Company and/or The Connecticut Water Company had met certain goals based on objective performance criteria and attainment by participants of individual goals. The criteria for the 1998 awards were based on The Connecticut Water Company's customer value rating and water quality measures, the Company's return on equity, other service and financial measures, and specific individual performance goals. The Compensation Committee has approved and implemented an award program for 1999 based upon similar criteria and goals, except that all goals for 1999 are corporate rather than individual ones, and that in 1999 the Compensation Committee established threshold, target and maximum performance levels.

     Executive officers may also participate in the Company's Savings and Investment 401(k) Plan and other benefit plans generally available to all levels of salaried employees. Also, executive officers may elect to defer compensation under a non-qualified salary deferral plan.

     See Proposal (3) for a description of proposed amendments to, and a restatement of, the Performance Stock Program.

---------------

(1) The Performance Stock Program provides for an aggregate maximum of up to 75,000 shares of Common Stock of the Company to be issued as awards of restricted stock to eligible employees. An award of a share of restricted stock is an award to a participant of a share of the Common Stock of the Company generally conditioned upon the attainment of performance goals established by the Compensation Committee for the performance period to which the award relates and the continued employment of the participant with the Company or any majority-owned subsidiary of the Company through the end of the performance period. During the performance period, the participant has all of the rights of a shareholder of the Company, including the right to receive dividends, except that the participant does not have custody of the shares of Common Stock nor the right to transfer ownership of the shares during the performance period. Commencing with 1997 awards, the Program has been amended to permit participants to defer income taxation on all or a portion of such restricted stock awards by electing instead to receive "performance shares" at the end of a chosen deferral period. Until the end of the deferral period, a participant holding performance shares has no rights as a shareholder of the Company. However, dividend equivalents are credited to such participant as additional performance shares. The Performance Stock Program is proposed to be amended and restated pursuant to Proposal (3).

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee determined the compensation for 1998 of Mr. Chiaraluce, the Chief Executive Officer ("CEO"), based upon a number of factors and criteria, including a review of the salaries of Chief Executive Officers for similar companies of comparable size and capitalization and a review by the Committee of the CEO's performance. The Compensation Committee approved the CEO's participation in the Program for 1998. The Compensation Committee noted the continued efforts of Mr. Chiaraluce to avoid requesting a general rate increase while achieving consistently higher earnings and increasing shareholder value during his 7 years as CEO. Mr. Chiaraluce was awarded 81% of the Common Stock allocated to him under the Performance Stock Program in 1998 (2,181 of 2,693 shares originally allocated) based upon all targeted individual goals being met and the majority of corporate performance and financial targets being met.

                             COMPENSATION COMMITTEE

                            Robert F. Neal, Chairman
                             Francis E. Baker, Jr.
                             Harold E. Bigler, Jr.
                                Marcia L. Hincks
                                Donald B. Wilbur

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total shareholder return for each of the years 1993 -- 1998 on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total shareholder return of companies in the Standard & Poor's 500 Stock Index and the Standard & Poor's Utilities Index.

                                             CONNECTICUT WATER SERVICE,
                                                        INC.                STANDARD & POOR'S 500     STANDARD & POOR'S UTILITIES
                                             --------------------------     ---------------------     ---------------------------
'1993'                                                 100.00                      100.00                        100.00
'1994'                                                  86.71                      101.32                         92.04
'1995'                                                 111.87                      139.37                        130.71
'1996'                                                 126.52                      171.36                        134.79
'1997'                                                 149.19                      228.51                        168.03
'1998'                                                 195.42                      293.82                        192.80

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

     The table below shows the amount of the Company's voting securities owned by directors, nominees, the named executive officers and beneficial owners of more than 5% of a class of the Company's voting securities.

----------------------------------------------------------------------------------------------------
                                                                         Amount           Percent
      Title of                           Name of                      Beneficially           of
        Class                       Beneficial Owner                    Owned(1)           Class
----------------------------------------------------------------------------------------------------
 Common                OUTSIDE DIRECTORS
 Stock                 Francis E. Baker, Jr.                                188                *
                       -----------------------------------------------------------------------------
                       Harold E. Bigler, Jr.                              3,000                *
                       -----------------------------------------------------------------------------
                       Frederick E. Hennick                                 338                *
                       -----------------------------------------------------------------------------
                       Astrid T. Hanzalek                                 1,220                *
                       -----------------------------------------------------------------------------
                       Marcia L. Hincks                                     500                *
                       -----------------------------------------------------------------------------
                       Rudolph Luginbuhl                                    450                *
                       -----------------------------------------------------------------------------
                       Harvey G. Moger                                    3,517                *
                       -----------------------------------------------------------------------------
                       Robert F. Neal                                       525                *
                       -----------------------------------------------------------------------------
                       Warren E. Packard                                    375                *
                       -----------------------------------------------------------------------------
                       Donald B. Wilbur                                     857                *
                       -----------------------------------------------------------------------------
                       EXECUTIVE OFFICERS
                       Marshall T. Chiaraluce (& director)               15,571(2)             *
                       -----------------------------------------------------------------------------
                       David C. Benoit                                    3,327(3)             *
                       -----------------------------------------------------------------------------
                       James R. McQueen                                   5,627(4)             *
                       -----------------------------------------------------------------------------
                       Terrance P. O'Neill                                3,455(5)             *
                       -----------------------------------------------------------------------------
                       Maureen P. Westbrook                               2,606(6)             *
                       -----------------------------------------------------------------------------
                       Directors and Executive Officers as a Group       41,556                *
                       -----------------------------------------------------------------------------
                       DIRECTOR NOMINEES
                       Ronald D. Lengyel                                    500                *
                       -----------------------------------------------------------------------------
                       Mary Ann Hanley                                      200                *
                       -----------------------------------------------------------------------------
                       Arthur C. Reeds                                      300                *
----------------------------------------------------------------------------------------------------
$.90 Cumulative        William Neal MacKenzie                             1,476             5.0%
Preferred Stock, $16   222 North Main Street
par value              Wallingford, Connecticut 06492
----------------------------------------------------------------------------------------------------
Cumulative Preferred   William Neal MacKenzie                             1,850              12%
Stock -- Series A,     222 North Main Street
$20 par value          Wallingford, Connecticut 06492
                       -----------------------------------------------------------------------------
                       Jeannette Vennewald                                1,129             7.5%
                       35 Terry Road
                       East Hartford, Connecticut 06108
----------------------------------------------------------------------------------------------------

 *   Indicates ownership of less than one percent of the class of securities.

(1) All amounts owned are as of February 17, 1999, except for amounts for Messrs. Chiaraluce, Benoit, McQueen and O'Neill and Ms. Westbrook, which are as of March 1, 1999.

(2) Includes 5,060 unrestricted and 3,870 restricted performance share units under the Company's Performance Stock Program.

(3) Includes 874 unrestricted and 780 restricted performance share units and 780 shares of restricted stock under the Company's Performance Stock Program.

(4) Includes 1,161 unrestricted and 1,092 restricted performance share units and 469 shares of restricted stock under the Company's Performance Stock Program.

(5) Includes 1,560 shares of restricted stock under the Company's Performance Stock Program.

(6) Includes 1,560 shares of restricted stock under the Company's Performance Stock Program.

CERTAIN TRANSACTIONS

During 1998, the law firm of Day, Berry & Howard LLP, of which Michael F. Halloran, Assistant Secretary of the Company and The Connecticut Water Company, is a partner, performed certain legal services for the Company and The Connecticut Water Company. The Company believes that the charges made by said firm for legal services were not more than others would have charged for similar services.

PROPOSAL (2) -- APPOINTMENT OF AUDITORS

     Arthur Andersen LLP served as independent auditors for the Company and its subsidiary, The Connecticut Water Company, for the calendar year ending December 31, 1998. One or more representatives of Arthur Andersen LLP will attend the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     It is intended that unless otherwise specified, proxies will be voted in favor of the appointment of Arthur Andersen LLP, independent public accountants, of Hartford, Connecticut, as independent auditors for the Company for the calendar year ending December 31, 1999. The Company's Audit Committee has recommended that Arthur Andersen LLP be so appointed. Arthur Andersen LLP has no direct or indirect financial interest in the Company. Proposal (2) will be approved if the votes cast at the meeting favoring the appointment of Arthur Andersen LLP exceed the votes cast opposing such appointment. Broker non-votes and abstentions are not counted as votes cast and, therefore, have no effect.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL (2).

PROPOSAL (3) -- APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CONNECTICUT WATER SERVICE, INC. PERFORMANCE STOCK PROGRAM

     The Board of Directors on January 13, 1999, approved, subject to shareholder approval, the adoption of the amended and restated Connecticut Water Service, Inc. Performance Stock Program (the "Program"). The following is a brief summary of certain information relating to the Program. This summary does not purport to be complete and is subject in all respects to the applicable provisions of the Program, a copy of which is attached hereto as Exhibit A.

     The Program as proposed to be amended and restated will effect changes in the Company's existing Performance Stock Program, including (i) increasing the number of shares available to be issued in connection with awards under the Program ("Awards") from 75,000 to 300,000, (ii) providing the ability to grant non-qualified stock options, incentive stock options and performance share and cash units (as described below), and (iii) providing for the immediate vesting of Awards upon a change-in-control of the Company. Set forth below is a brief summary of certain provisions of the Program as it is proposed to be amended and restated.

GENERAL

     The Program provides for an aggregate of up to 300,000 shares of Common Stock of the Company to be issued as Awards. The value of one share of the Company's Common Stock as quoted on the NASDAQ national market system was $25.75 on March 3, 1999. No single individual may receive Awards for more than 150,000 shares. The number of employees currently eligible for Awards is approximately seven. Authorized but previously unissued shares, treasury shares and shares forfeited under the Program may be issued under the Program up to the maximum aggregate limit.

     The Program will be administered by the Compensation Committee of the Board of Directors, consisting of at least two members of the Board, none of whom will be eligible to participate in the Program (the "Compensation Committee"). The Compensation Committee will have the general authority to interpret the provisions of the Program and adopt such rules as it deems necessary or desirable for the administration of the Program. Its further functions will involve such matters as the selection of employees who will participate in the Program subject to the terms of the Program and the determination of the size, type and terms of Awards made under the Program to such persons.

     The granting of Awards pursuant to the Program is discretionary with the Compensation Committee, and nothing in the Program may be deemed to give any employee the right to participate in the Program or receive Awards thereunder. The granting of Awards to any employee does not impose upon the Company any obligation to employ or continue to employ the employee. In addition, the rights of the Company to terminate the employment of any employee is not diminished by reason of the fact that an Award has been granted to such person. Each Award granted under the Program is embodied in a written Award agreement.

NON-QUALIFIED AND INCENTIVE STOCK OPTIONS

     The Compensation Committee may designate options as either non-qualified stock options (i.e., options not entitled to special tax benefits under the Internal Revenue Code of 1986, as amended (the "Code")) or incentive stock options pursuant to Section 422 of the Code. See "Federal Income Tax Consequences". Options must be issued at an option price no less than the fair market value of the Company's Common Stock on the date of the grant (110% of fair market value in the case of incentive stock options granted to 10% shareholders). Subject to the foregoing, the price of the shares subject to each option is set by the Compensation Committee.

     The exercise of options granted under the Program is subject to terms and conditions set by the Compensation Committee and set forth in the agreement evidencing the option. The purchase price for the shares acquired upon exercise of the option may be paid (i) in cash or by certified check, or (ii) at the discretion of the Committee, by delivery of one or more stock certificates evidencing other shares of the Company with a fair market value on the date of exercise equal to the option price or (iii) by a combination of the methods described in (i) or (ii). The date of expiration of the option is fixed by the Committee, but in the case of incentive stock options, may not be longer than ten years from the date of the grant (five years in the case of 10% shareholders).

     All incentive stock options will terminate on the earlier of the expiration date or one year following termination of employment due to disability or death. Upon termination of employment for any reason other than disability or death, all options will expire on the earlier of their expiration date or ninety days following termination of employment. Non-qualified stock options may be subject to the same provisions with respect to termination, or may contain such other provisions as the Compensation Committee determines.

     Options are not transferable or assignable other than by will or the laws of descent and distribution and are exercisable during the participant's lifetime only by the participant, except that the Compensation Committee may, in its sole discretion, allow for transfers of Awards (other than incentive stock options) to other persons or entities.

RESTRICTED STOCK

     An award of a share of restricted stock is an award to a participant of a share of the Common Stock of the Company generally conditioned upon the attainment of performance goals established by the Compensation Committee for the performance period to which the award relates and the continued employment of the participant with the Company or a majority-owned subsidiary of the Company through the end of the performance period. During the performance period, the participant has all of the rights of a shareholder of the Company, including the right to vote and receive dividends, except that the participant shall not have custody of the shares of Common Stock nor the right to transfer ownership of the shares during the performance period.

     Generally, a participant's termination of employment prior to the end of the relevant performance period results in forfeiture of an award of restricted stock, although the

Compensation Committee is authorized to determine that all or any portion of the award shall not be forfeited. If a portion of a restricted stock award is forfeited, the non-forfeited portion is reduced by the amount of any dividends previously paid to the participant with respect to the forfeited portion.

     A participant may elect, by written form provided to the Compensation Committee no later than December 24 of the year prior to the year in which an award of restricted stock is made to have such award made in the form of performance shares instead, as described below.

PERFORMANCE SHARE OR CASH UNITS

     The Compensation Committee may establish performance programs and grant awards of performance share or cash units pursuant to such programs. The Compensation Committee will establish performance goals and a schedule relating to such goals to determine the performance awards to be granted to participants. At the completion of a performance award period, the Compensation Committee will determine the award to be made to each participant by multiplying the number of performance units granted to each participant by a performance factor representing the degree of attainment of the performance goals.

     Performance share units will generally be paid in the form of Common Stock and cash units will be paid in cash, provided that the Compensation Committee may pay performance share units in the form of cash at the request of a participant. Payments of performance awards will be made as soon as practicable after the end of an award period, provided that participants may instead elect, by filing a written form with the Compensation Committee by December 24 of the year prior to which an award is made to have such award credited to a performance share account instead (with cash units being converted to performance shares at their current fair market value). Such account will be a bookkeeping account, which will be credited with the performance shares earned, as well as the equivalent (in additional performance shares) of any dividends that would be payable on Common Stock, and will be paid in the form of Common Stock upon the termination of a participant's employment, unless the participant elects to have payment occur on another date by a written election filed with the Compensation Committee at least one year prior to the date on which the payment would otherwise occur. However, in the event of a participant's disability or death, the participant or the participant's beneficiary will be entitled to receive an immediate payment with respect to the entire performance account.

     Participants who have elected to have performance accounts established for them will also be able to receive payments from such accounts earlier than elected in the event they suffer an unforeseeable financial emergency, as determined in the sole discretion of the Compensation Committee. They may also elect to receive early payments if they agree to forfeit six percent of the amount of such payment.

CHANGE-IN-CONTROL

     In the event of a change-in-control of the Company, as defined in the Program, all Awards will become fully vested, and all options will become immediately exercisable.

AMENDMENT, SUSPENSION AND TERMINATION OF THE PROGRAM.

     The Board may amend, suspend or discontinue the Program, provided that the Board may not take any action which would cause the Program not to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 422 of the Code, or any successor rules or statutes.

     The Program will terminate upon adoption by the Board of a resolution terminating the Program, upon the award and vesting of the maximum aggregate number of shares of Common Stock available under the Program, or five years from date of effectiveness of the Program following shareholder approval.

EFFECTIVENESS OF THE PROGRAM

     The proposed amendment and restatement of the Performance Stock Program shall become effective as of April 23, 1999, if approved by the shareholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     Non-Qualified Stock Options.   Holders of non-qualified stock options do
not realize income as a result of the grant of the non-qualified stock options, but normally realize compensation income taxable at ordinary income rates upon the exercise of a non-qualified stock option, to the extent that the fair market value of the shares on the date of the exercise of the non-qualified stock options exceeds the option exercise price paid. The Company will be entitled to a tax deduction in an amount equal to the amount that the optionee is required to include in ordinary income at the time of such inclusion and will be required to withhold taxes on such ordinary income. The optionee's initial tax basis for shares acquired upon the exercise of a non-qualified stock option will be the option exercise price paid plus the amount of ordinary income realized by the optionee. Any appreciation in the value of such shares subsequent to the date such ordinary income is recognized will qualify for long-term capital gains treatment if held for more than 12 months.

     Incentive Stock Options.   Holders of incentive stock options will not be
considered to have received taxable income upon either the grant of an incentive stock option or its exercise. Upon the sale or other taxable disposition of the shares of the Common Stock so acquired, long-term capital gain normally will be recognized in the full amount of the difference between the amount realized upon such disposition and the option exercise price if no disposition of the shares has taken place within either (a) two years from the date of grant of the incentive stock option or (b) one year from the date of transfer of the shares of the Common Stock to the optionee upon exercise. If the shares of the Common Stock are sold or otherwise disposed of before the end of the one-year or two-year periods, the difference between the incentive stock option exercise price and the fair market value of the shares of the Common Stock on the date of the incentive stock option's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If the shares of the Common Stock are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon sale or other disposition of the shares of the Common Stock.

     If an optionee transfers shares of the Common Stock acquired upon the exercise of an incentive stock option to acquire other shares of the Common Stock in connection with the exercise of another incentive stock option, the optionee will recognize income on the transaction if the transferred shares have not been held for the required holding periods.

     The difference between the fair market value of the Common Stock on the exercise date and the exercise price of an incentive stock option is deemed to be a "tax preference" under the alternative minimum tax rules of the Code.

     Restricted Stock.   A recipient of restricted stock will recognize as
additional compensation taxable as ordinary income for federal income tax purposes an amount equal to the fair market value of the stock at the time of the lapse of restrictions on the stock plus the amount of any dividends or other distributions not previously received and recognized as additional compensation with respect to such stock, unless the recipient makes an election to include such award in ordinary income at the time of award. When a participant disposes of shares of Common Stock acquired under the Program, any amount received in excess of the value of the shares of Common Stock on which the participant was previously taxed will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than that value, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

     The Company is entitled to claim a federal income tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

     Performance Share and Cash Units.   A participant who receives a
performance share or cash unit will recognize ordinary compensation income when paid the performance share (in an amount equal to the fair market value of the share when paid) or cash. Participants who elect to have performance share or cash units deferred in a performance share account, will delay taxability until amounts are paid with respect to such accounts. The Company will recognize a deduction when and in the amount that participants recognize ordinary income.

     When a participant disposes of shares of Common Stock acquired as a performance share, or attributable to a performance share account, any amount received in excess of the value of the shares of Common Stock on which the participant was previously taxed will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than that value, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

VOTE REQUIRED

     Proposal (3) regarding the adoption of the amended and restated Performance Stock Program will be approved if the votes cast at the meeting favoring approval and adoption of the amended and restated Performance Stock Program exceed the votes cast opposing such approval and adoption. Broker non-votes and abstentions are not counted as votes cast and, therefore, have no effect.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF PROPOSAL (3).

OTHER MATTERS (4)

     The Board of Directors knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in their discretion on such matters.

SHAREHOLDER PROPOSALS

     For business to be properly brought before an annual meeting by a shareholder, the business must be an appropriate matter to be voted on by the shareholders at an annual meeting and the shareholder must have given proper and timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company no later than the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, which date for purposes of the 2000 Annual Meeting of Shareholders is December 27, 1999. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business,
(c) the class and number of shares of the Company which are beneficially owned by the shareholders and (d) any material interest of the shareholder in such business.

     In addition, shareholder proposals intended to be presented at the Annual Meeting of Shareholders in 2000 must be received by the Company no later than November 18, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders.

                                           Michele G. DiAcri
                                           Corporate Secretary

March 17, 1999

THE COMPANY IS SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL FURNISH A COPY OF THE 1998 ANNUAL REPORT ON FORM 10-K FILED BY THE COMPANY, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES, BUT WITHOUT EXHIBITS, WITHOUT CHARGE TO ANY SHAREHOLDER. THE EXHIBITS ARE OBTAINABLE FROM THE COMPANY UPON PAYMENT OF THE REASONABLE COST OF COPYING SUCH EXHIBITS. SHAREHOLDERS CAN REQUEST THIS INFORMATION BY PHONE AT 1-800-428-3985, EXT. 305, OR BY MAIL TO MICHELE G. DIACRI, CORPORATE SECRETARY, CONNECTICUT WATER SERVICE, INC., 93 WEST MAIN STREET, CLINTON, CONNECTICUT 06413.

                                                                       EXHIBIT A

                        CONNECTICUT WATER SERVICE, INC.
                           PERFORMANCE STOCK PROGRAM
                   AMENDED AND RESTATED AS OF APRIL 23, 1999

1.   PURPOSE

     The purpose of the Plan is to provide a means through which the Company may attract able persons to enter and remain in the employ with the Company and its Subsidiaries and to provide a means whereby they can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders of the Company and these employees.

     So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, and Performance Share or Cash Unit Awards, or any combination of the foregoing.

2.   DEFINITIONS

     The following definitions shall be applicable throughout the Plan.

     (a) "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, or Performance Share or Cash Unit Award under the Plan.

     (b) "Award Agreement" means the agreement between the Company and a Participant who has been granted an Award which defines the rights and obligations of the parties with respect to such Award.

     (c) "Award Period" means a period of time within which performance is measured for the purpose of determining whether an Award of Performance Share or Cash Units has been earned.

     (d)   "Board" means the Board of Directors of the Company.

     (e) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     (f) "Committee" means the Compensation Committee of the Board, or, if the Board so directs, the full Board or another committee appointed by the Board to administer the Plan as described in Section 4.

     (g)   "Common Stock" means the common stock of the Company.

     (h)   "Company" means Connecticut Water Services, Inc.

     (i) "Date of Grant" means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

     (j)   "Disability" means "permanent and total disability" as defined in
Section 22(e)(3) of the Code.

     (k) "Eligible Person" means any person regularly employed by the Company or a Subsidiary.

     (l)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately.

     (n) "Holder" means a Participant who has been granted an Award, or a permitted transferee of such a Participant.

     (o) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an "incentive stock option" within the meaning of Section 422 of the Code.

     (p) "Nonqualified Stock Option" means an Option granted under the Plan which is not designated as an Incentive Stock Option.

     (q) "Normal Termination" means termination of employment or service with the Company or a Subsidiary other than by reason of death or Disability:

     (r)   "Option" means an Award granted under Section 7 of the Plan.

     (s)   "Option Period" means the period described in Section 7(c).

     (t) "Option Price" means the exercise price set for an Option described in Section 7(a).

     (u) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6.

     (v) "Performance Goals" means the performance objectives established by the Committee with respect to an Award Period or Restricted Period, with respect to Performance Share or Cash Units or Restricted Stock, respectively, established for the purpose of determining whether, and to what extent, such Awards will be earned for an Award Period or Restricted Period.

     (w) "Performance Cash Unit" means a hypothetical equivalent to a number of dollars established by the Committee and granted in connection with an Award made under Section 8 of the Plan.

     (x) "Performance Share Unit" means a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under
Section 8 of the Plan.

     (y)   "Plan" means the Company's Performance Stock Program, as amended.

     (z) "Restricted Period" means, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 9 of the Plan.

     (a) "Restricted Stock" means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in
Section 9 of the Plan.

     (bb) "Restricted Stock Award" means an Award of Restricted Stock granted under Section 9 of the Plan.

     (cc)   "Securities Act" means the Securities Act of 1933, as amended.

     (dd) "Stock" means the Common Stock or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

     (ee) "Subsidiary" means any corporation 50% or more of whose stock having general voting power is owned by the Company, or by another Subsidiary, as herein defined, of the Company.

3.   EFFECTIVE DATE, DURATION AND SHAREHOLDER APPROVAL

     The Plan was first made effective as of April 19, 1991. This amendment and restatement of the Plan to be effective as of April 23, 1999, and the validity of any and all Awards granted pursuant to the amended and restated Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with Section 422(b)(1) of the Code and Section 162(m)(4)(C)(ii) of the Code.

     The expiration date of the Plan, after which no Awards may be granted hereunder, shall be April 22, 2004; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

4.   ADMINISTRATION

     The Plan shall be administered by the Committee, which shall be composed of at least two persons, each member of which, at the time he or she takes any action with respect to an Award under the Plan, shall be a "Non-Employee Director", as defined in Rule 16b-3 under the Exchange Act, or any successor rule or regulation, and an "outside director", as defined in Treasury Regulations sec. 1.162-27(e)(3), or any successor regulation. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

     (a)   Select the Eligible Persons to participate in the Plan;

     (b) Determine the nature and extent of the Awards to be made to each Participant;

     (c)   Determine the time or times when Awards will be made to Eligible
Persons;

     (d)   Determine the duration of each Award Period and Restricted Period;

     (e) Determine the conditions to which the payment of Awards may be subject;

     (f)   Establish the Performance Goals, if any, for each Award Period;

     (g) Prescribe the form of Award Agreement or other form or forms evidencing Awards; and

     (h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Eligible Persons, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, Performance Share or Cash Units, and shares of Restricted Stock awarded by the Committee to each Eligible Person, and the expiration date and the duration of any applicable Award Period or Restricted Period.

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5.   GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

     The Committee may, from time to time, grant Awards of Options, Restricted Stock, and/or Performance Share or Cash Units to one or more Eligible Persons; provided, however, that:

     (a) Subject to Section 12, the aggregate number of shares of Stock made subject to all Awards may not exceed 300,000, and the aggregate number of shares of Stock subject to Awards to any single individual may not exceed 150,000.

     (b) Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, Restricted Stock Award, or Performance Share or Cash Unit shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan;

     (c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase;

     (d) The Committee may, in its sole discretion, require a Participant to pay consideration for an Award in an amount and in a manner as the Committee deems appropriate.

6.   ELIGIBILITY

     Participation shall be limited to Eligible Persons selected by the Committee.

7.   STOCK OPTIONS

     The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person. Each Option so granted shall be subject to the following conditions or to such other conditions as may be reflected in the applicable Award Agreement.

     (a)   OPTION PRICE.   The exercise price ("Option Price") per share of
Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant.

     (b)   MANNER OF EXERCISE AND FORM OF PAYMENT.   Options which have become
exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable either by (i) United States dollars in cash or by check, (ii) at the discretion of the Committee, through shares of Stock valued at the Fair Market Value at the time the Option is exercised (provided that such Stock has been held by the Participant for at least six months), or (iii) at the discretion of the Committee, by any combination of (i) and (ii) above.

     (c)   OPTION PERIOD AND EXPIRATION.   Options shall vest and become
exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years with respect to Incentive Stock Options, as may be determined by the Committee (the "Option Period"); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Option Award Agreement, an Incentive Stock Option shall expire earlier than the end of the Option Period in the following circumstances:

         (i) If prior to the end of the Option Period, the Participant shall undergo a Normal Termination, the Incentive Stock Option shall expire on the earlier of the last day of the Option Period or the date that is ninety days after the date of such Normal Termination. In such event, the Incentive Stock Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination;

         (ii) If the Participant dies prior to the end of the Option Period and while still in the employ of the Company or such Participant becomes Disabled, the Incentive Stock Option shall expire on the earlier of the last day of the Option

                Period or the date that is one year after the date of death or Disability of the Participant. In the event of death or Disability, the Incentive Stock Option shall remain exercisable by the Participant or the Holder or Holders to whom the Participant's rights under the Incentive Stock Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Incentive Stock Option was exercisable by the Participant at the time of death or Disability.

     In granting any Nonqualified Stock Option, the Committee may specify that such Nonqualified Stock Option shall be subject to the restrictions set forth in
Section 7(c)(i) or (ii) herein with respect to Incentive Stock Options, or such other termination and cancellation provisions as the Committee may determine.

     (d)   OTHER TERMS AND CONDITIONS.   In addition, each Option granted under
the Plan shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Award Agreement, which shall be subject to the following terms and conditions:

         (i) Each Option issued pursuant to this Section 7 or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

         (ii) Each share of Stock purchased through the exercise of an Option issued pursuant to this Section 7 shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or when the Option expires.

         (iii)   Subject to Section 11(k), Options issued pursuant to this
                 Section 7 shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder.

         (iv) Each Option issued pursuant to this Section 7 shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Award Agreement.

         (v) Each Award Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option issued pursuant to this Section 7 a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option issued pursuant to this Section 7 shall be a condition precedent to the right of the Holder to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

         (vi) Each Incentive Stock Option Award Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or
                (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

     (e) INCENTIVE STOCK OPTION GRANTS TO 10% STOCKHOLDERS. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

     (f)   $100,000 PER YEAR LIMITATION FOR INCENTIVE STOCK OPTIONS.   To the
extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

     (g)   VOLUNTARY SURRENDER.   The Committee may permit the voluntary
surrender of all or any portion of any Nonqualified Stock Option issued pursuant to this Section 7 granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

     (h)   CONVERSION OF INCENTIVE STOCK OPTIONS INTO NONQUALIFIED STOCK
OPTIONS; TERMINATION OF INCENTIVE STOCK OPTIONS.   The Committee, at the written
request of any Holder, may in its discretion, take such actions as may be necessary to convert such Holder's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Nonqualified Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Holder is an employee of the Company or a Subsidiary at the time of such conversion. Such actions may include, but not be limited to, extending the Option Period or reducing the exercise price of the appropriate installments of such Incentive Stock Options. At the time of such conversion, the Committee (with the consent of the Holder) may impose such conditions on the exercise of the resulting Nonqualified Stock Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Holder the right to have such Holder's Incentive Stock Options converted into Nonqualified Stock Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Holder, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

8.   PERFORMANCE SHARE OR CASH UNITS

     (a)   AWARD GRANTS.   The Committee is authorized to establish performance
programs to be effective over designated Award Periods determined by the Committee. The Committee may grant Awards of Performance Share or Cash Units to Eligible Persons in accordance with such performance programs. Before or within 90 days after the beginning of each Award Period, the Committee will establish written Performance Goals based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on stockholders' equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee shall determine the number of Performance Share or Cash Units to be awarded, if any, to each Eligible Person who is selected to receive such an Award.

     (b)   DETERMINATION OF AWARD.   At the completion of a Performance Award
Period, or at other times as specified by the Committee, the Committee shall calculate the number of shares of Stock or amount of cash earned with respect to each Participant's Performance Share or Cash Unit Award by multiplying the number of Performance Units granted to the Participant by a performance factor representing the degree of attainment of the Performance Goals.

     (c)   PAYMENT OF PERFORMANCE SHARE OR CASH UNIT AWARDS.   Performance Share
or Cash Unit Awards shall be payable in that number of shares of Stock or that amount of cash determined in accordance with Section 8(b); provided, however, that, at its discretion, the Committee may make payment to any Participant of Performance Share Units in the form of cash upon the specific request of such Participant. The amount of any payment made in cash shall be based upon the Fair Market Value of the Stock on the business day prior to payment. Payments of Performance Unit Awards shall be made as soon as practicable after the completion of an Award Period; provided, however, that if a Participant makes the election described below, Performance Share or Cash Units (with any Cash Units being converted into equivalent Performance Shares) shall instead be credited to the Participant's Performance Share Account. Such credit of Performance Shares to a Participant's Performance Share Account shall be made as of the same date as payment of the Award would have been made to the Participant had no prior election been made.

     (i)   ELECTIONS.

           Any election to have an Award or a portion of an Award credited to a Performance Share Account shall be made on a written form provided by the Company for such purpose and shall only be effective with respect to Awards that may be made on and after the January 1 following the Company's receipt of such form, provided that such form is received by the December 24 prior to the applicable January 1. Any such election shall be made only in increments of ten percent (10%) of the Award (rounded to the nearest whole share) and shall be effective only for Awards made during the year in which the election becomes effective.

     (ii)    PERFORMANCE SHARE ACCOUNT.

             The Company shall maintain on its books and records a Performance Share Account to record its liability for future payments to the Participant or his beneficiary pursuant to the Plan. However, a Performance Share Account under the Plan shall constitute an unfunded arrangement; the Company shall not be required to segregate or earmark any of its assets for the benefit of the Participant or his beneficiary, and the amount reflected in a Performance Share Account shall be available for the Company's general corporate purposes and shall be available to the Company's general creditors. The amount reflected in a Performance Share Account shall not be subject in any manner to anticipation, alienation, transfer or assignment by the Participant or his or her beneficiary, and any attempt to anticipate, alienate, transfer or assign the same shall be void. Neither the Participant nor his or her beneficiary may assert any right or claim against any specific assets of the Company in respect of a Performance Share Account, and the Participant and his or her beneficiary shall have only a contractual right against the Company for the amount reflected in a Performance Share Account.

             Notwithstanding the foregoing, in order to pay amounts which may become due under the Plan in respect of a Participant's Performance Share Account, the Company may establish a grantor trust (hereinafter the "Trust") within the meaning of Section 671 of the Code. Some or all of the assets of the Trust may be dedicated to providing benefits to the Participants pursuant to the Plan, but, nevertheless, all assets of the Trust shall at all times remain subject to the claims of the Company's general creditors in the event of the Company's bankruptcy or insolvency.

     (iii)  DIVIDEND EQUIVALENTS.

            On every date on which a dividend or other distribution is paid with respect to Common Stock, commencing with the first such payment date after the date on which a Performance Share is credited to a Participant's Performance Share Account and continuing until such Performance Share is either forfeited or paid out, there shall be credited to the Participant's Performance Share Account a Dividend Equivalent in respect of such Performance Share. A Dividend Equivalent shall mean, with respect to a whole Performance Share credited to a Participant's Performance Share Account, a measure of value equal to the fractional share of Common Stock that could be purchased with the amount that would have been paid to the Participant as a dividend or other distribution if the Participant had owned a whole share of Common Stock in lieu of said whole

            Performance Share, the date of such deemed purchase being the dividend payment date. Dividend Equivalents are expressed in the form of Performance Shares.

     (iv)  PARTICIPANT NOT A STOCKHOLDER.

           The Participant shall have no stockholder's rights with respect to any shares of Common Stock in respect of which Performance Shares are credited to his or her Performance Share Account.

     (v)   PAYMENTS IN RESPECT OF PERFORMANCE SHARES.

              1.   Termination of Employment:   In the event of a Participant's
                   Normal Termination and without a payment date having been specified as provided below, such Participant shall be entitled to receive payment in respect of the entire amount then credited to his or her Performance Share Account. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares then credited to the Participant's Performance Share Account, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant within sixty (60) days after the Participant's termination of employment.

              2.   Election of Participant:   Upon prior written election by a
                   Participant, the Participant shall be entitled to receive payment in respect of an Award of Performance Shares, to the extent then vested, and any Dividend Equivalents earned on such Award on the date or dates specified in such written election. Such election must either be made as part of the election to have such Award of Performance Shares credited to a Performance Share Account as provided above, or at any time at least one year prior to the date on which such payment would otherwise be made. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares, including related Dividend Equivalents, then credited to the Participant's Performance Share Account with respect to such Award, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. The Participant's Performance Share Account thereafter shall be reduced to reflect the foregoing payment. Nothing herein shall preclude separate elections with respect to separate Awards.

              3.   Disability or Death While Employed by the
                   Company:   Notwithstanding an election made pursuant to the
                   preceding section, in the event of a Participant's termination of employment for reasons of Disability or death, the Participant or his or her beneficiary, as the case may be, shall be entitled to receive payment in respect of the entire amount then credited to his or her Performance Share Account. Such payment shall be made in the form of the number of shares of Common Stock equal to the number of whole Performance Shares then credited to the Participant's Performance Share Account, with any fractional Performance Share being paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant or his or her beneficiary within sixty (60) days after the Company has been notified in writing of the Disability or death of the Participant and has been provided with any additional information, forms or other documents it may reasonably request.

              4.   Hardship Payment:   Notwithstanding an election made pursuant
                   the Plan or the Participant's continued employment with the Company, if the Committee, upon written petition of the Participant, determines, in the Committee's sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Participant shall be entitled to receive, as soon as practicable following such determination, payment sufficient to meet the cash needs arising from the unforeseeable financial emergency, not in excess of the number of whole Performance Shares then credited to the Participant's Performance Share Account. Such payment shall be made, at the election of the Participant, either (i) in the form of the number of whole shares of Common Stock, the proceeds from the sale of which would be sufficient to meet the cash needs arising from the unforeseeable financial emergency, not in excess of the number of whole Performance Shares then credited to the Participant's Performance Share Account; (ii) in cash equal to the value on the business day preceding the date of payment of the number of whole shares of Common Stock available for payment under clause (i) of this sentence; or (iii) in any combination of the methods of payment provided for in clauses (i) and (ii) of this sentence. In the event of a hardship payment in respect of the Participant's entire Performance Share Account, any fractional Performance Share shall be paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. For purposes of the foregoing, an unforeseeable financial emergency is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence. Cash needs arising from foreseeable events such as generally the purchase of a house or educational expenses for children shall not be considered to be the result of an unforeseeable financial emergency. Said shares of Common Stock and any cash amount shall be transferred to the Participant as soon as practicable after the Committee determines that the Participant has suffered an unforeseeable financial emergency. The Partici-pant's Performance Share Account thereafter shall be reduced to reflect the foregoing payment.

              5.   Early Withdrawal:   Notwithstanding an election made pursuant
                   to the Plan or the Participant's continued employment with the Company, the Participant, upon written petition to the Committee at any time, shall be entitled to receive payment in respect of all or any portion of the amount then credited to his or her Performance Share Account, subject to a forfeiture penalty of six percent (6%) of the amount of the payment requested by the Participant. Such payment shall be made, at the election of the Participant, either (i) in the form of the number of shares of Common Stock equal to the number of whole Performance Shares requested by the Participant in the written petition and then credited to the Participant's Performance Share Account; (ii) in cash equal to the value on the business day preceding the date of payment of the number of whole shares of Common Stock available for payment under clause (i) of this sentence; or
                   (iii) in any combination of the methods of payment provided for in clauses (i) and (ii) of this sentence. In the event of an early withdrawal in respect of the Participant's entire Performance Share Account, any fractional Performance Share shall be paid in cash determined on the basis of the value of a corresponding fractional share of Common Stock on the business day preceding the date of payment. Said shares of Common Stock and any cash amount shall be transferred to the Participant within sixty (60) days after the Company has received the Participant's written petition. The Participant's Performance Share Account thereafter shall be reduced to reflect the foregoing payment and the six percent (6%) forfeiture penalty.

     (d)   ADJUSTMENT OF PERFORMANCE GOALS.   The Committee may, during the
Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, (i) extraordinary or non-recurring events experienced during an Award Period by the Company or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained; (ii) any significant changes that may have occurred during such Award Period in applicable accounting rules or principles or changes in the Company's method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned; (iii) any significant changes that may have occurred during such Award Period in tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards; or (iv) any other factors which the Committee deems appropriate; provided, however, that no such change may increase the amount of an Award that would otherwise be payable to any "covered employee" as defined in
Section 162(m)(3) of the Code.

9.   RESTRICTED STOCK AWARDS

      (a)   AWARD OF RESTRICTED STOCK.

             (i) The Committee shall have the authority (1) to grant Restricted Stock Awards, (2) to issue or transfer Restricted Stock to Eligible Persons, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares to be covered by each grant.

            (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (1) an escrow agreement satisfactory to the Committee, and (2) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock Award Agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock, and to receive dividends paid thereon.

           (iii) Upon the Award of Restricted Stock, the Committee shall cause a Stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the Stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any Stock certificate held by it registered in the name of the Holder.

      (b)   RESTRICTIONS.

            (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the Stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; and (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and the Award Agreement and, to the extent such shares are forfeited, the Stock certificates shall be returned to the Company, and all rights of the

                  Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

           (ii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

     (c)   RESTRICTED PERIOD.   The Restricted Period of Restricted Stock shall
commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock indicated in a schedule established by the Committee and set forth in the written Award Agreement.

     (d)   FORFEITURE PROVISIONS.   Except to the extent determined by the
Committee and reflected in the underlying Award Agreement, in the event a Participant terminates employment with the Company during a Restricted Period for any reason, that portion of the Award with respect to which restrictions have not expired shall be completely forfeited to the Company. In the event of such a forfeiture, the amount of an Award that would otherwise be payable shall be reduced, but not below zero, by the amount of any dividends previously paid to the Holder with respect to the forfeited Restricted Stock.

     (e)   DELIVERY OF RESTRICTED STOCK.   Upon the expiration of the Restricted
Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 9(b) and the Award Agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his or her beneficiary, without charge, the Stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or Stock dividends credited to the Holder's account with respect to such Restricted Stock and the interest thereon, if any.

     (f)   STOCK RESTRICTIONS.   Each certificate representing Restricted Stock
awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

         "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as
     of                   , between Connecticut Water Service, Inc. and
                       . A copy of such Agreement is on file at the offices of the Company."

Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

     (g)   DEFERRAL.   Upon election by a Participant, a whole share of
Restricted Stock that would otherwise have been granted to the Participant shall instead be made in the form of Performance Shares, and such Performance Shares shall be credited to the Participant's Performance Share Account, subject to the provisions of Section 8. Such credit of Perform-ance Shares shall be made as of the same date as Restricted Stock would have been awarded to the Participant had no prior election been made. Any such election shall be made by December 24 prior to the year in which the Award for which the election is made will be made, and shall otherwise comply with the requirements for elections in Section 8(c). If an event occurs which would have caused forfeiture of the Restricted Stock for which an election pursuant to this paragraph is made, then the equivalent Performance Shares, along with any related Dividend Equivalents, shall be forfeited.

10.   NON-COMPETITION PROVISIONS

     In addition to such other conditions as may be established by the Committee, in consideration of the granting of Awards under the terms of the Plan, the Committee, in its discretion, may include non-competition provisions in the applicable Award Agreement.

11.   GENERAL

     (a)   ADDITIONAL PROVISIONS OF AN AWARD.   Awards under the Plan also may
be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

     (b)   PRIVILEGES OF STOCK OWNERSHIP.   Except as otherwise specifically
provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

     (c)   GOVERNMENT AND OTHER REGULATIONS.   The obligation of the Company to
make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     (d)   TAX WITHHOLDING.   Notwithstanding any other provision of the Plan,
the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder may be required to pay to the Company prior to delivery of such Stock, the amount of any such taxes which the Company is required to withhold, if any, with respect to such Stock. The Company shall accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.

     (e)   CLAIM TO AWARDS AND EMPLOYMENT OR SERVICE RIGHTS.   No employee or
other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary.

     (f)   DESIGNATION AND CHANGE OF BENEFICIARY.   Each Participant may file
with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

     (g)   PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS.   If the Committee shall
find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     (h)   NO LIABILITY OF COMMITTEE MEMBERS.   No member of the Committee shall
be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in such member's capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (i)   GOVERNING LAW.   The Plan shall be governed by and construed in
accordance with the internal laws of the State of Connecticut without regard to the principles of conflicts of law thereof.

     (j)   FUNDING.   No provision of the Plan shall require the Company, for
the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

     (k)   NONTRANSFERABILITY.   A person's rights and interest under the Plan,
including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow in an Award Agreement for transfer of Awards other than Incentive Stock Options to other persons or entities.

     (l)   RELIANCE ON REPORTS.   Each member of the Committee and each member
of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than such member.

     (m)   RELATIONSHIP TO OTHER BENEFITS.   No payment under the Plan shall be
taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

     (n)   EXPENSES.   The expenses of administering the Plan shall be borne by
the Company.

     (o)   TITLES AND HEADINGS.   The titles and headings of the sections in the
Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

     (p)   CHANGE-IN-CONTROL.   Notwithstanding anything in the Plan to the
contrary, in the event of a "Change-in-Control", as defined below, all Awards made pursuant to the Plan shall become fully vested immediately, and all Options shall be immediately exercisable (provided that if the "Change-in-Control" occurs with respect to a Subsidiary, only Awards and Options granted to employees of such Subsidiary shall be affected), unless the Committee provides otherwise in an Award Agreement. A "Change-in-Control" shall be deemed to have occurred if after the date an Award is granted (i) a public announcement shall be made or a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any Person (as defined below), other than Company or a Subsidiary or any employee benefit plan sponsored by Company or a Subsidiary, is the beneficial owner (as the term is defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of twenty percent (20%) or more of the total voting power represented by Company's or a Subsidiary's then outstanding voting common stock (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire voting common stock); or (ii) any Person, other than Company or a Subsidiary or any employee benefit plan sponsored by Company or a Subsidiary, shall purchase shares pursuant to a tender offer or exchange offer to acquire any voting common stock of Company or a Subsidiary (or securities convertible into such voting common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the beneficial owner directly or indirectly, of twenty percent (20%) or more of the total voting power represented by Company's or a Subsidiary's then outstanding voting common stock (all as calculated under clause (i)); or (iii) the stockholders of Company or a Subsidiary shall approve
(A) any consolidation or merger of Company or a Subsidiary in which Company or a Subsidiary is not the continuing or surviving corporation (other than a merger of Company or a Subsidiary in which holders of the outstanding capital stock of Company or the Subsidiary immediately prior to the merger have the same proportionate ownership of the outstanding capital stock of the surviving corporation immediately after the merger as immediately before), or pursuant to which the outstanding capital stock of Company or a Subsidiary would be converted into cash, securities or other property, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of Company or a Subsidiary; or (iv) there shall have been a change in the composition of the Board of Directors of Company or a Subsidiary at any time during any consecutive twenty-four (24) month period such that "continuing directors" cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were Directors at the beginning of such period; or (v) the Board of Directors of Company or a Subsidiary, by a vote of a majority of all the Directors adopts a resolution to the effect that a "Change-in-Control" has occurred for purposes of this Agreement. "Person" shall mean any individual, corporation, partnership, company or other entity, and shall include a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

12.   CHANGES IN CAPITAL STRUCTURE

     Awards granted under the Plan and any Award Agreements shall be subject to equitable adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or (iii) upon the occurrence of any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such corporate or other event, the aggregate number of shares of Stock available under the Plan and the maximum number of shares of Stock with respect to which any one person may be granted in connection with Awards shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

     Notwithstanding the above, in the event of any of the following:

         A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by stockholders of the Company in a form other than stock or other equity interests of the surviving entity;

         B. All or substantially all of the assets of the Company are acquired by another person;

         C.   The reorganization or liquidation of the Company; or

         D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its sole discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event. The terms of this Section 12 may be varied by the Committee in any particular Award agreement.

13.   NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.   AMENDMENT AND TERMINATION

     The Board may at any time terminate the Plan. With the express written consent of an individual Participant, the Committee may cancel or reduce or otherwise alter outstanding Awards. The Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided that any such amendment shall be contingent on obtaining the approval of the stockholders of the Company if the Committee determines that such approval is necessary to comply with any requirement of law, including the requirements for qualification of Incentive Stock Options or rule of any stock exchange or automated quotation system on which the Company's equity securities are traded or quoted.

                      *                *                *

As adopted by the Board of Directors of
Connecticut Water Service, Inc. on January 13, 1999

/X/ PLEASE MARK VOTES                                                      1. For election of Directors:
    AS IN THIS EXAMPLE
                                                                                 Harold E. Bigler
                                                                                 Mary Ann Hanley          FOR ALL    WITH-   FOR ALL
                                                                                 Ronald D. Lengyel        NOMINEES   HOLD    EXCEPT
                                                                                 Arthur C. Reeds            /  /     /  /     /  /
                                                                                 Donald B. Wilbur

[CONNECTICUT WATER LOGO]                                                     NOTE: If you do not wish your shares voted "For" a
                                                                             particular nominee, mark the "For All Except" box
Mark box at right if an address change or comment has been noted on          and strike a line through the name(s) of the
the reverse side of this card.  /  /                                         nominee(s). Your shares will be voted for the remaining
                                                                             nominee(s).
RECORD DATE SHARES:

                                                                           2. Appointment of Arthur Andersen LLP as independent
                                                                              Auditors.
Please be sure to sign and date this Proxy.      Date:
                                                      -------------                                         FOR     AGAINST  ABSTAIN
                                                                                                            /  /     /  /     /  /
-------------------------------------------------------------------
Shareholder sign here                            Co-owner sign here        3. Approval and adoption of Amended and Restated
                                                                              Performance Stock Program.


                                                                                                            FOR     AGAINST  ABSTAIN
                                                                                                            /  /     /  /     /  /
DETACH CARD                                                                                                             DETACH CARD


                        CONNECTICUT WATER SERVICE, INC.
Dear Shareholder:

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your proxy must be received prior to the Annual Meeting of Shareholders, April 23, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Connecticut Water Service, Inc.

                        CONNECTICUT WATER SERVICE, INC.

                                  COMMON STOCK

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING APRIL 23, 1999




The undersigned shareholder of Connecticut Water Service, Inc. hereby appoints Marshall T. Chiaraluce and David C. Benoit, or either of them, attorneys and proxies for the undersigned, with power of substitution, to act and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders of Connecticut Water Service, Inc., to be held at The Harley Hotel, One Bright Meadow Boulevard, Enfield, Connecticut, April 23, 1999, at 2:00 p.m., and at any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will grant authority to vote for all nominees for Director and will be voted "FOR" Proposals (2 and 3). In their discretion, the proxies will be authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

           PLEASE SIGN, DATE AND COMPLETE PROXY ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

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

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE



    [CONNECTICUT WATER LOGO]


Mark box at right if an address change or comment has been              [ ]
noted on the reverse side of this card.


RECORD DATE SHARES:








    Please be sure to sign and date this Proxy:    Date -----------------------


    Shareholder sign here -------------------------Co-owner sign here----------



1.  For election of Directors:

                                  For All         With-         For All
                                  Nominees        hold           Except


     Harold E. Bigler
     Mary Ann Hanley
     Ronald D. Leagyel             [ ]             [ ]           [ ]
     Arthur C. Reeds
     Donald B. Wilbor

NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                   For            Against       Abstain
2. Appointment of Arthur
   Andersen LLP as                 [ ]             [ ]           [ ]
   independent Auditors.

                                   For            Against       Abstain
3. Approval and adoption of
   Amended and Restated            [ ]             [ ]           [ ]
   Performance Stock Program.

DETACH CARD                                                         DETACH CARD

------Shareholder sign here-------------------Co-owner sign here-------------

                                                                    DETACH CARD


                        CONNECTICUT WATER SERVICE, INC.


Dear Shareholder:

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your proxy must be received prior to the Annual Meeting of Shareholders, April 23, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Connecticut Water Service, Inc.







[CNSCA - CONNECTICUT WATER SERVICE, INC. (Cumulative Preferred Stock - Series A]

                 [FILE NAME: CNSCA1.ELX] [VERSION - 3] [3/1/99]

                        CONNECTICUT WATER SERVICE, INC.

                     CUMULATIVE PREFERRED STOCK - SERIES A

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING APRIL 23, 1999


The undersigned shareholder of Connecticut Water Service, Inc. hereby appoints Marshall T. Chiaraluce and David C. Benoit, or either of them, attorneys and proxies for the undersigned, with power of substitution, to act and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Cumulative Preferred Stock - Series A standing in the name of the undersigned at the Annual Meeting of Shareholders of Connecticut Water Service, Inc. to be held at The Harley Hotel, One Bright Meadow Boulevard, Enfield, Connecticut, April 23, 1999, at 2:00 p.m., and at any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will grant authority to vote for all nominees for Director and will be voted "FOR" Proposals (2 and 3). In their discretion, the proxies will be authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

------------------------------------------------------------------------------
                 PLEASE SIGN, DATE AND COMPLETE PROXY ON REVERSE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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